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                                                                   EXHIBIT 23(d)




INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements No. 333-69554 on Form S-3, and Registration Statement No. 33-83976 on Post Effective Amendment No. 1 to Form S-3, of Texas Utilities Electric Company, of our report dated February 24, 1998, appearing in the Annual Report on Form 10-K of Texas Utilities Electric Company for the year ended December 31, 1997.



DELOITTE & TOUCHE LLP


Dallas, Texas
March 25, 1998